Supplement to the
Fidelity's Arizona Municipal Funds
October 30, 2021
Prospectus

Proposed Reorganization. The Board of Trustees of Fidelity Union Street Trust II has unanimously approved an Agreement and Plan of Reorganization (“Agreement”) between Fidelity® Arizona Municipal Money Market Fund and Fidelity® Municipal Money Market Fund pursuant to which Fidelity® Arizona Municipal Money Market Fund would be reorganized on a tax-free basis with and into Fidelity® Municipal Money Market Fund.

As a result of the proposed Reorganization, shareholders of Fidelity® Arizona Municipal Money Market Fund would receive shares of Fidelity® Municipal Money Market Fund.

The Agreement provides for the transfer of all of the assets of Fidelity® Arizona Municipal Money Market Fund in exchange for shares of Fidelity® Municipal Money Market Fund equal in value to the net assets of Fidelity® Arizona Municipal Money Market Fund and the assumption by Fidelity® Municipal Money Market Fund of all of the liabilities of Fidelity® Arizona Municipal Money Market Fund. After the exchange, Fidelity® Arizona Municipal Money Market Fund will distribute the Fidelity® Municipal Money Market Fund shares to its shareholders pro rata, in liquidation of Fidelity® Arizona Municipal Money Market Fund. As a result, shareholders of Fidelity® Arizona Municipal Money Market Fund will become shareholders of Fidelity® Municipal Money Market Fund (these transactions are collectively referred to as the “Reorganization”).

A Special Meeting (the “Meeting”) of the Shareholders of Fidelity® Arizona Municipal Money Market Fund is expected to be held on or about November 16, 2022 and approval of the Agreement will be voted on at that time. A combined proxy statement and prospectus containing more information with respect to the Reorganization will be provided to shareholders of record of Fidelity® Arizona Municipal Money Market Fund in advance of the meeting.

If the Agreement is approved at the Meeting and certain conditions required by the Agreement are satisfied, the Reorganization is expected to take place on or about December 2, 2022. If shareholder approval of the Agreement is delayed due to failure to meet a quorum or otherwise, the Reorganization will become effective, if approved, as soon as practicable thereafter.

In connection with seeking shareholder approval of the Agreement, effective the close of business on July 15, 2022, new positions in Fidelity® Arizona Municipal Money Market Fund (the fund) may no longer be opened. Shareholders of the fund on that date may continue to add to their fund positions existing on that date. Investors who did not own shares of the fund on July 15, 2022 generally will not be allowed to buy shares of the fund except that new fund positions may be opened: 1) by participants in most group employer retirement plans (and their successor plans) if the fund had been established (or was in the process of being established) as an investment option under the plans (or under another plan sponsored by the same employer) by July 15, 2022, 2) for accounts managed on a discretionary basis by certain registered investment advisers that have discretionary assets of at least $500 million invested in mutual funds and have included the fund in their discretionary account program since July 15, 2022, 3) by a mutual fund or a qualified tuition program for which FMR or an affiliate serves as investment manager, 4) by a portfolio manager of the fund, and 5) by a fee deferral plan offered to trustees of certain Fidelity funds, if the fund is an investment option under the plan. These restrictions generally will apply to investments made directly with Fidelity and investments made through intermediaries. Investors may be required to demonstrate eligibility to buy shares of the fund before an investment is accepted.

If shareholder approval of the Agreement cannot be achieved, the Board of Trustees has approved a plan of liquidation for Fidelity® Arizona Municipal Money Market Fund. Following a failure to obtain shareholder approval, prior to such liquidation, the fund will be closed to new purchases and the assets will be managed to provide for sufficient liquidity to meet redemptions prior to liquidation.

The foregoing is not a solicitation of any proxy. For a free copy of the Proxy Statement describing the Reorganization (and containing important information about fees, expenses and risk considerations) and a Prospectus for Fidelity® Municipal Money Market Fund, please call 1-800-544-8544. The prospectus/proxy statement will also be available for free on the Securities and Exchange Commission’s web site (www.sec.gov).

AZI-SPZ-22-01 1.713591.138	July 15, 2022